Exhibit 10.2

LOJACK CORPORATION 401(k) RETIREMENT PLAN
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SECOND AMENDMENT TO 2008 RESTATEMENT
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LoJack Corporation (the “Company”) hereby amends the LoJack Corporation 401(k) Retirement Plan, as most recently amended and restated, this amendment effective as of January 1, 2009 (the “Plan”).

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1.	Section 31(b) of the Plan’s Adoption Agreement (FORMULA FOR DETERMINING EMPLOYER MATCHING CONTRIBUTIONS) is hereby amended to read as follows:

b. ☒
The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant’s Elective Deferrals.  Such discretionary percentage may vary depending upon a Participant’s Years of Service for Vesting purposes.

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2.
Further Amendments.  Except as hereinabove specifically amended, all provisions of the Plan shall continue in full force and effect; provided, however, that the Company hereby reserves the power from time to time to further amend the Plan.

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IN WITNESS WHEREOF, the Company has caused this Second Amendment to 2008 Restatement to the Plan to be executed in its name and on its behalf this 26th day of March, 2009.

LOJACK CORPORATION
By: /s/ Richard T. Riley
Name: Richard T. Riley
Title: Executive Chairman